Exhibit 99.1

Mobix Labs, Inc. Closes Business Combination with Chavant Capital Acquisition Corp., Becomes Publicly Traded

- Trading to Commence on Nasdaq Under Ticker Symbol “MOBX” on Friday, December 22, 2023 -

IRVINE, Calif., December 21, 2023 – Mobix Labs, Inc. (“Mobix Labs” or the “Company”), a fabless semiconductor company developing disruptive next-generation connectivity technologies for 5G infrastructure, satellite communications and defense industries, today announced that its previously announced business combination with Chavant Capital Acquisition Corp. (“Chavant”) (Nasdaq: CLAY) has closed, resulting in Mobix Labs becoming a publicly traded company.

The business combination and all other proposals presented were approved at an extraordinary general meeting of Chavant shareholders held on December 18, 2023. In connection with the completion of the business combination, Chavant was renamed Mobix Labs, Inc. and its common stock and warrants will begin trading on the Nasdaq Stock Market (“Nasdaq”) under the ticker symbols “MOBX” and “MOBXW,” respectively, on December 22, 2023. Mobix Labs’ current management team will continue to lead the Company.

“Today marks a significant milestone for our company as we embark on a new chapter of growth and innovation,” said Fabian Battaglia, Chief Executive Officer of Mobix Labs. “Going public on Nasdaq is not just a financial achievement, but a testament to the dedication and expertise of our board, management team and talented employees, as we utilize the capital markets to help accelerate our acquisition strategy and deliver best-in-class wireless and wired solutions to the global communications market.”

“As the opening bell rings and our stock begins trading on Nasdaq, we recognize the exceptional efforts of both companies to get this deal closed,” said Keyvan Samini, President and Chief Financial Officer of Mobix Labs. “Our entry into the public arena is further evidence of our resolve and the confidence placed in our vision, as we grow Mobix Labs organically and through strategic acquisitions, bringing our disruptive technologies to market while building shareholder value.”

About Mobix Labs, Inc.

Based in Irvine, California, Mobix Labs is a fabless semiconductor company developing disruptive next generation wireless and connected solutions that are designed to cater to a broad range of applications in markets including 5G infrastructure, satellite communications, automotive, consumer electronics, e-mobility, healthcare, infrastructure and defense. Through its True5G™ and True Xero™ technologies, the company develops ultra-compact, fully integrated, single-chip, single-die, CMOS-based beamformers, antenna solutions and RF/mixed signal semiconductors, as well as hybrid active optical cables, transceivers and optical engines.

Forward-Looking Statements

 This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the Mobix Labs’ beliefs and expectations about the Company’s future performance, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. These factors include, but are not limited to, (i) the effect of the Business Combination on Mobix Labs’ business relationships, performance, and business generally; (ii) the outcome of any legal proceedings that may be instituted against Mobix Labs or against Chavant following the completion of the Business Combination; (iii) the ability to meet Nasdaq listing standards; (iv) expectations regarding possible or assumed future results of operations, (v) growth of the market and industries in which Mobix Labs serves, (vi) capital and credit market volatility, (vii) local and global economic conditions, (viii) our anticipated growth strategies, (ix) regulatory authority and other governmental approvals and regulations, and (x) our future business development, results of operations and financial condition. In some cases, forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “anticipate,” “target,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. All information provided in this press release is as of the date of this press release, and Mobix Labs undertakes no duty to update such information, except as required under applicable law.

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Media and Investor Contacts:

George Medici/Laurie Berman

PondelWilkinson Inc.

310.279.5980

gmedici@pondel.com

lberman@pondel.com